Exhibit 10.3

Appendix B

Pledge Agreement

Entered into on this      day of    2003

By and Between:

Vision-Sciences, Inc., a Delaware (U.S.A.) corporation, having its principal place of business at 9 Strathmore Road, Natick, Massachusetts 01760, U.S.A., Fax No. +1-508-650-9976 (the “Company”);

And

Three BY Ltd., a company duly organized under the laws of Israel and having its principal place of business at Migdal Tefen, Israel, Fax No. + 972-4-987-2340 (the “Manufacturer”);

WHEREAS, the Parties entered into a Loan Agreement dated June 25, 2003 (the “Loan Agreement”), pursuant to which the Manufacturer undertook to create in favor of the Company a first priority specific pledge on the equipment set forth in Appendix “A” attached hereto (the “Equipment”);

1.                                       The Pledge

1.1.                              The Manufacturer hereby creates in favor of the Company a first priority specific pledge on the Equipment.

1.2.                              The Manufacturer hereby undertakes not to transfer, assign or make any other disposition with or in relation to the Equipment or to further encumber or pledge the Equipment (whether by way of a lower priority pledge or by way of giving a floating charge on the assets of the Manufacturer that does not specifically exclude the Equipment), except with the prior written approval of the Company.

1.3.                              The Manufacturer will take such action and execute such additional documents as may be required by the Company in connection with this Agreement or in order to enable it to enforce its rights hereunder.

1.4.                              Upon the occurrence of any Event of Default under the Loan Agreement, the Company may, subject to any applicable law, take such action as it deems appropriate with respect to the Equipment, the enforcement of the pledge granted to it hereunder and the transfer of the Equipment to its name or the name of its designee.

2.                                       Representation of the Manufacturer

The Manufacturer hereby represents and warrants to the Company, as follows:

2.1.                              That it is the sole owner of the Equipment;

2.2.                              That the Equipment is not subject to any encumbrance, claim or right in favor of any party other than the Company;

2.3.                              That the pledge of the Equipment to the Company pursuant to this Agreement creates a valid and perfected first priority specific pledge in favor of the Company in the Equipment;

2.4.                              It has the corporate power and authority to enter into this Agreement and to consummate the transactions contemplated herein;

2.5.                              The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and this Agreement constitutes a valid, legal and binding agreement of the Manufacturer, enforceable against it in accordance with its terms;

2.6.                              Neither the execution and delivery of this Agreement by it nor the consummation of the transactions contemplated hereby will (i) violate, or result in a default under any note, agreement, contract, understanding, arrangement, restriction or other instrument or obligation to which it is a party or by which it may be bound; or (ii) violate any order, award, injunction, judgment or decree to which it is subject;

2.7.                              No consent, approval, order or authorization of or registration, qualification, designation, declaration, notice or filing with any governmental authority or agency or any other person or body is required in connection with the valid execution, delivery and performance of this Agreement;

2.8.                              Upon the signature hereof, it shall submit to the Company a letter from its legal attorney, in a form acceptable to the Company, confirming its powers and authority to enter into this Agreement and to perform its obligations hereunder, and that the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and each of this Agreement constitutes a valid, legal and binding agreement of the Manufacturer, enforceable against it in accordance with its terms, and that the person who signed this Agreement on behalf of the Manufacturer is duly authorized and empowered to sign it on the Manufacturer’s behalf.

3.                                       Law and Jurisdiction

This Agreement shall be governed by and construed in accordance with the laws of the State of Israel, without giving effect to the rules of conflict of laws thereof. The Parties hereby submit to the exclusive jurisdiction of the competent courts of the city of Tel-Aviv-Jaffa in all matters pertaining to this Agreement, to the exclusion of any other jurisdiction.

4.                                       Miscellaneous

4.1.                              The Company may, without obtaining the consent of the Manufacturer, assign or transfer this Agreement or any part thereof, to any third party. The Manufacturer shall not be entitled to assign or transfer this Agreement or any of its rights or obligations hereunder, in whole or in part, to any third party, without the prior written consent of the Company.

4.2.                              Failure of either Party to enforce any right hereunder shall not waive any right in respect of the same or other future occurrences.

4.3.                              The headings of this Agreement are for ease of reference only and shall not govern or affect the construction hereof.

4.4.                              The terms and conditions herein contained, constitute the entire and only agreement between the Parties hereto with respect to the subject matter hereof and shall supersede all previous communications, representations and/or agreement, either written or oral, between the Parties in respect of such subject matter.  No modification of said terms and conditions shall be binding unless agreed upon in writing and signed by both Parties.

4.5.                              The Preamble to this Agreement and all the Appendices attached thereto shall be deemed incorporated by reference herein and shall form an integral part hereof.

4.6.                              Any notice and/or documents required or permitted to be submitted by either Party to the other under this Agreement, shall be in writing to the Party’s respective addresses set forth in the Preamble of this Agreement, or to any other address, as either Party may designate by giving a written notice to the other, and be deemed effectively delivered:

4.6.1.                                       If delivered personally, upon the date of delivery;

4.6.2.                                       If registered mailed, within 4 (four) working days from the dispatch thereof;

4.6.3.                                       If delivered by facsimile, within 24 (twenty four) working hours from the dispatch thereof.

IN WITNESS WHEREOF, the Parties have signed this Agreement on the date first hereinabove written.

Vision-Sciences, Inc.		Three BY Limited	[SEAL]

By:	/s/ Ron Hadani	By:

Title:		Title:

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